UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2019

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400 Moon Township, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Third Amendment to Mastech Digital, Inc. Stock Incentive Plan

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Mastech Digital, Inc. (the “Company”) held on May 15, 2019, the Company’s shareholders approved a third amendment (the “Third Amendment”) to the Company’s Stock Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock of the Company that may be issued pursuant to the Plan by 300,000 shares.

A copy of the Third Amendment, as proposed at the Annual Meeting, was included as Exhibit A to the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), which Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2019, and is available at the SEC’s website at www.sec.gov, and a copy of the Plan, as amended and in effect prior to shareholder approval of the Third Amendment at the Annual Meeting, was included as Exhibit B to the Proxy Statement. The terms and conditions of the Plan, as amended, and information pertaining to certain participants in the Plan, as amended, are described in detail in the Proxy Statement.

The foregoing description of the Third Amendment is qualified in its entirety by the terms of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mastech Digital, Inc. 2019 Employee Stock Purchase Plan

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting held on May 15, 2019, the Company’s shareholders approved the Company’s 2019 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). The Board of Directors of the Company previously approved the Employee Stock Purchase Plan on October 24, 2018, subject to the approval of the Company’s shareholders.

A summary of the material terms of the Employee Stock Purchase Plan was included in the Proxy Statement under the section entitled “Proposal No. 3 – Approve Mastech Digital, Inc. 2019 Employee Stock Purchase Plan”, which summary is incorporated herein by reference. That summary is qualified in its entirety by reference to the terms of the Employee Stock Purchase Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2019, the Company held its Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the shareholders of the Company: (1) elected the two nominees for Class II director, (2) approved the Third Amendment to increase the number of shares of common stock of the Company that may be issued pursuant to the Plan by 300,000 shares, (3) approved the Employee Stock Purchase Plan, (4) approved the compensation of the Company’s named executive officers and (5) approved a one year frequency for the advisory vote on executive compensation. Notwithstanding the vote required by the Company’s bylaws, Proposal 4 (an advisory vote on named executive officer compensation) and Proposal 5 (an advisory vote on the frequency of the advisory vote on named executive officer compensation) are advisory votes only and are not binding on the Company.

The final results of the votes regarding each proposal are set forth below.

Proposal 1 — Election to the Company’s Board of Directors of two (2) Class II directors to serve for three-year terms or until their respective successors shall have been elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ashok Trivedi	8,449,549	729,756	0
Vivek Gupta	8,642,719	536,586	0

Proposal 2 — Approval of an amendment to the Plan to increase the number of shares of common stock of the Company that may be issued pursuant to the Plan by 300,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,611,856	562,889	4,560	0

Proposal 3 — Approval of the Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,149,358	25,801	4,146	0

Proposal 4 — A non-binding advisory vote on the compensation of the named executive officers of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,140,576	32,424	6,305	0

Proposal 5 – Non-binding advisory vote on the frequency of the advisory vote on the compensation paid to the Company’s named executive officers:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain
8,899,309	19,997	253,638	6,361

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Mastech Digital, Inc. Stock Incentive Plan (as amended and restated)

10.2	Mastech Digital, Inc. 2019 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

May 20, 2019